                                   Exhibit 24

                                POWER OF ATTORNEY

         WITNESSETH, that each of the undersigned directors of FIRST CITIZENS BANCSHARES, INC. ("BancShares"), a Delaware corporation, by his or her execution hereof, hereby constitutes and appoints ALEXANDER G. MACFADYEN, JR. and KENNETH
A. BLACK, and each of them, with authority to act jointly or individually, as his or her true and lawful agents and attorneys-in-fact for him or her, and in his or her name, place and stead, to execute and sign BancShares' 2001 Annual Report on Form 10-K (the "Annual Report") to be filed by BancShares with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended, and any and all amendments to such Annual Report, and to file the same, together with all exhibits and schedules thereto and all other documents in connection therewith, with the Commission. Each of the undersigned hereby grants unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all the acts of each said attorney-in-fact which he or they may lawfully do in the premises or cause to be done by virtue hereof.

                    Signature                                      Title                        Date
--------------------------------------------------         ----------------------      -------------------------

    /s/      John M. Alexander, Jr.                               Director              February 14, 2002
--------------------------------------------------
         John M. Alexander, Jr.


    /s/      Carmen Holding Ames                                  Director              February 21, 2002
--------------------------------------------------
         Carmen Holding Ames


--------------------------------------------------                Director
         B. Irvin Boyle


    /s/      George H. Broadrick                                  Director              February 14, 2002
--------------------------------------------------
         George H. Broadrick

    /s/      Hubert M. Craig III                                  Director              February 15, 2002
--------------------------------------------------
         Hubert M. Craig III


    /s/      Betty M. Farnsworth                                  Director              February 13, 2002
--------------------------------------------------
         Betty M. Farnsworth

    /s/      Lewis M. Fetterman                                   Director              February 14, 2002
--------------------------------------------------
         Lewis M. Fetterman

    /s/      Frank B. Holding                                     Director              February 14, 2002
--------------------------------------------------
         Frank B. Holding

    /s/      Frank B. Holding, Jr.                                Director              February 14, 2002
--------------------------------------------------
         Frank B. Holding, Jr.


    /s/      Lewis R. Holding                                     Director              February 14, 2002
--------------------------------------------------
         Lewis R. Holding

    /s/      Charles B. C. Holt                                   Director              February 14, 2002
--------------------------------------------------
         Charles B. C. Holt


    /s/      James B. Hyler, Jr.                                  Director              February 14, 2002
--------------------------------------------------
         James B. Hyler, Jr.


    /s/      Gale D. Johnson, M.D.                                Director              February 13, 2002
--------------------------------------------------
         Gale D. Johnson, M.D.


    /s/      Freeman R. Jones                                     Director              February 14, 2002
--------------------------------------------------
         Freeman R. Jones

    /s/      Lucius S. Jones                                      Director              February 14, 2002
--------------------------------------------------
         Lucius S. Jones

    /s/      Joseph T. Maloney, Jr.                               Director              February 18, 2002
--------------------------------------------------
         Joseph T. Maloney, Jr.


    /s/      J. Claude Mayo, Jr.                                  Director              February 13, 2002
--------------------------------------------------
         J. Claude Mayo, Jr.


    /s/      Lewis T. Nunnelee II                                 Director              February 15, 2002
--------------------------------------------------
         Lewis T. Nunnelee II


    /s/      Talbert O. Shaw, Ph.D.                               Director              February 14, 2002
--------------------------------------------------
         Talbert O. Shaw, Ph.D.


    /s/      R. C. Soles, Jr.                                     Director              February 13, 2002
--------------------------------------------------
         R. C. Soles, Jr.


    /s/      David L. Ward, Jr.                                   Director              February 11, 2002
--------------------------------------------------
         David L. Ward, Jr.
